SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2011

EXPLORTEX ENERGY, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52152	98-0489027
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

22503 Katy Freeway
Katy, Texas 77494
 (Address of Principal Executive Offices)

 (305) 396-1081
 (ISSUER TELEPHONE NUMBER)

6586 Hypoluxo Road #150
Lake Worth, FL 33467
(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 28, 2011, pursuant to the terms of a Working Interest Acquisition and Development Agreement (“Agreement”), Explortex Energy, Inc. (“Explortex”) has acquired from UHC Petroleum Services Corp. (“UHC”) a 51% working interest in 200 acres of an Oil and Gas Lease in exchange for $4,000,000 in Explortex Common stock and $1,500,000 in cash paid over  six (6) months as more particularly described on Exhibit “A” to the Agreement. Upon completion of the payments under the Agreement, UHC has agreed to drill and complete a well to a depth of 260 feet on the subject parcel.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2011, Steven Kurlander resigned as a member of the board of directors of Explortex Energy Inc. (the “Company”) and from his position as sole officer of the Company.   Mr Kurlander’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices, nor does Mr. Kurlander have any current claims against the company.

On February 28, 2011, Kenneth E. Martin was appointed as President of the Corporation.  Mr. Martin is also Director, Treasurer and Secretary.

Kenneth E. Martin,

From 1957-2010, he held various senior general management and financial positions with Tenneco, Inc., American Bakers Cooperative, Crane Co, American Express, AMF Inc., SONY and MAF BioNutritionals, LLC

Since March 2010, he has been Chief Financial Officer and Principal Financial and Accounting Officer for Glen Rose Petroleum Corporation, a fast growing publically traded company, based in Katy, Texas.  The company continues to increase crude oil production as well as having an aggressive exploration program underway in Edwards County, Texas.

Mr. Martin is a graduate of the Leonard N. Stern School of Business, New York University

Mr. Martin has served as a Trustee and Treasurer of the Williams Syndrome Association and is very active with Special Olympics activities.

SECTION 8 — OTHER EVENTS

Item 8.01 Other Events

On February 28, 2011 the Company announced its new address as 22503 Katy Freeway, Katy, TX 77494

Its phone number is (305) 396-1081

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

Exhibit Number	Description

2.1	WORKING INTEREST ACQUISITION AND DEVELOPMENT AGREEMENT between UHC Petroleum Services Corporation and Explortex Energy, Inc., dated February 28, 2011 Exhibits A - D
2.2	Director’s resolution appointing Mr. Kenneth E. Martin
2.3	Resignation of Mr. Steven Kurlander

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORTEX ENERGY, INC.

Dated: February 28, 2011	By:	/s/ Kenneth E. Martin
Kenneth E. Martin
Chief Executive Officer Chief Financial Officer